Longterm debt	12 Months Ended
Dec. 31, 2024
Longterm debt
Long-term Debt

11. Long-term debt

On May 26, 2021, the Company received $1,000,000 from the Business Development Bank of Canada’s (“BDC”) Highly Affected Sectors Credit Availability Program (“HASCAP Loan”), funded by the Royal Bank of Canada.  The HASCAP Loan is a $1,000,000 non-revolving ten-year term credit facility with an interest rate of 4%.  Repayment terms were interest only until May 26, 2022, and monthly principal plus interest payments for the remaining nine years.  The HASCAP Loan is secured by a general security agreement and is guaranteed by BDC.

Repayment of principal and interest:
2025	$137,593
2026	133,148
2027	128,704
2028	124,259
2029	119,815
2030 to 2031	162,129
Total principal and interest payments	805,648
Less interest	(92,685)
Total principal remaining	712,963
Current portion of long-term debt	111,111
Non-current portion of long-term debt	601,852